Stockholders Equity	12 Months Ended
Mar. 31, 2013
Stockholders' Equity Attributable to Parent [Abstract]
Note 12. Stockholders' Equity
Note 12. Stockholders' Equity
On June 1, 2011, we redeemed all 6,100,000 shares of our issued and outstanding Series A Preferred at a redemption price of $25 per share plus accrued dividends through that date.  Pursuant to ASC 260, for earnings per share purposes, we recognized the deficit of the carrying amount of the Series A Preferred over the consideration paid to redeem the shares.
The Series A Preferred was recorded in our Additional Paid-In Capital account, net of original issue costs at $146.3 million prior to the redemption.  We paid $152.5 million to redeem the shares on June 1, 2011, of which $7.7 million was paid to our insurance subsidiaries in exchange for their holdings.  The difference between what was paid to redeem the shares less their carrying amount on our balance sheet, reduced by our insurance subsidiaries holdings was $5.9 million.  This amount was recognized as a reduction to our earnings available to our common shareholders for the purposes of computing earnings per share for fiscal 2012.
On November 7, 2012, we declared a special cash dividend on our Common Stock of $5.00 per share to holders of record on November 19, 2012. The dividend was paid on November 30, 2012.